Other provisions, contingent liabilities and contingent assets	12 Months Ended
Dec. 31, 2024
Contingent liabilities assets and commitments [Abstract]
Disclosure of contingent liabilities assets and commitments [Text Block]
6.5 CONTINGENT LIABILITIES, CONTINGENT ASSETS AND COMMITMENTS
6.5.1 Litigation
The Group is exposed to risks derived from the resolution of litigation of different kinds arising in the ordinary course of its business. When such risks are deemed to be probable, provisions are booked using the best estimate of the expected disbursements necessary to settle the obligations arising from such litigation. These provisions are set out in Note 6.3. When such risks are less likely to materialize, contingent liabilities arise. No significant liabilities are envisaged to have a material adverse effect on the Group other than those for which provisions have already been recognized.
There are also contingent assets, meaning assets that could arise from various proceedings in progress. Assets of this kind are not recognized in the financial statements unless it is virtually certain that they will materialize, as required by accounting legislation.
There follows a description of the most significant litigation, in the Group's various business divisions. This includes those that may generate both liabilities or assets.
a) Litigation and other contingent liabilities relating to the Toll Roads business.
Ongoing litigation at December 2024
US Toll Roads: NTE 35W
On February 11, 2021 there was a multiple vehicle accident on the 35W Managed Lanes toll road in Fort Worth, Texas involving 133 vehicles and resulting in six deaths and multiple people injured.
As a result of this incident, the concession company NTE Mobility Partners Segment 3 LLC, which is 53.66% owned by Ferrovial, together with other Group Co-Defendant entities and several non-Group US companies, is a party in 29 of the claims that have been filed. Of these, three cases have been fully resolved and one additional case has been partially resolved by the parties. Discovery in the other cases is ongoing. One case has been set for trial starting on July 20, 2025.
Following consultation with external legal advisors, the concession company expects no material impact even in the event of an unfavorable ruling, in view of the insurance policies in place.
Therefore, no provision has been recorded to date in relation to this risk.
Portugal: Auto-Estradas Norte Litoral, S.A.
The insolvency estate of J. Gomes - Construções do Cávado, S.A., (the “J. Gomes Parent”) filed a civil lawsuit against Cintra Infrastructures SE (“CISE”) seeking the invalidity of its purchase of shares in Auto-Estradas Norte Litoral, S.A. ("AENL”) (the “AENL Shares”) by CISE from J. Gomes – Concessões Norte, Unipessoal, Lda. (the “J. Gomes Subsidiary”), a fully-owned subsidiary of J. Gomes Parent. J. Gomes Parent initiated proceedings against both CISE and J. Gomes Subsidiary on the basis that the purchase price paid by CISE was lower than the fair market value of the AENL Shares. J. Gomes Subsidiary is not an insolvent entity (unlike the claimant, J. Gomes Parent). CISE acquired the AENL Shares from J. Gomes Subsidiary and the rest of the minority shareholders of AENL, paying the same price per share to all shareholders.
The claimant, J. Gomes Parent has requested that (i) CISE return to the claimant (a) the AENL Shares and (b) an amount corresponding to the total dividends received in connection with those shares since the date on which the sale took place; and (ii) the claimant be allowed to pay a small fraction of the price received by the J. Gomes Subsidiary from CISE for such AENL Shares, with the remainder of the price to be claimed by CISE as a common creditor under the J. Gomes Parent insolvency proceedings.
The Company estimates the value of the claim, including accrued legal interest, which although not yet claimed, may be requested in connection with the proceedings by J. Gomes Parent, to be an amount under EUR 10 million.
The Company believes, after consultation with external legal advisors, that its position is reasonable and therefore has not recorded a provision in relation to this risk.
b) Litigation relating to the Construction business
The Construction Division is involved in several ongoing legal proceedings, relating principally to potential construction defects in the building work it has completed and claims for civil liability. As indicated in Note 6.3, as of December 31, 2024, provisions amounting to EUR 90 million had been recorded in relation to these proceedings. The provision for each of the lawsuits corresponds to the best estimate made by Ferrovial on the possible impact of the same.
Below is a description of the most relevant lawsuits.
Ongoing litigation at December 2024
Construction business Spain
In 2019, the Spanish National Markets and Competition Commission (CNMC) initiated penalty proceedings against Ferrovial Construcción, S.A. and other construction firms for alleged anti-competitive behavior.
On July 6, 2022, the CNMC issued a resolution finding that Ferrovial Construcción S.A. had committed a “very serious infringement” of Article 1 of Law 15/2007, of July 3, 2007, on the Defense of Competition and Article 101 of the European Union Treaty, and imposing a fine of EUR 38.5 million.
Ferrovial Construcción, S.A. filed a contentious-administrative appeal against the CNMC’s resolution in the Spanish National High Court on October 4, 2022. The claim also requested a precautionary measure staying enforcement.
On December 9, 2022, the Spanish National High Court agreed to suspend the resolution issued by the CNMC’s Competition Court, pending its decision on the contentious-administrative appeal.
The Group considers the outcome of this lawsuit is unlikely to be unfavorable and therefore no amount has been provisioned in this respect.
D4R7 project (Slovakia)
There are three proceedings under way:
Criminal Investigation for Alleged Environmental Risks and Damage in Connection with the Exploitation of Plots of Land in Jánošíková.
In June 2019, the Provincial Headquarters of the National Police in Bratislava (Slovakia) initiated a criminal investigation ex officio against D4R7 Construction s.r.o., the joint venture established to carry out the D4R7 toll road construction project in Bratislava, which was formed by Ferrovial and PORR (with 65% and 35% stakes in the joint venture, respectively). The grounds for the investigation are alleged environmental risks and damage, as defined in the Slovakian Criminal Code, due to an alleged failure to obtain the necessary permits to excavate dirt from two plots of land in Jánošíková, Slovakia. The alleged damages were quantified at EUR 8.7 million.
The two plots requiring the environmental permits do not form part of the toll road site layout, although materials extracted from the plots were used to construct the project pursuant to agreements with the owners, who incurred no environmental damage. The excavation work, which also included obtaining the property owners’ consent, as well as the necessary environmental permits to extract the dirt material, was subcontracted to a local company specialized in this type of work.
The matter is ongoing and a variety of filings against the alleged charges, including expert reports, have been submitted. In November 2023, the court rejected the indictment, ruling that formal errors were committed during the investigative phase, and returned the matter back to the prosecutor. The prosecutor has appealed the decision.
The Group considers improbable that the investigation will give rise to risk and, therefore, no provision has been set aside with respect to this dispute.
Criminal Investigation for Alleged Hazardous Substances and Environmental Damage in Connection with the Exploitation of Plots of Land in Blatná na Ostrove
On June 2, 2023, the Presidium of the Police Force for the National Center of Special Types of Criminality, the division investigating hazardous substances and environmental crimes, filed charges against D4R7 Construction s.r.o. for an alleged crime of “endangering and damaging the environment” in violation of Section 300(1) of the Slovak Criminal Procedure Code. The charges allege that, between May and December 2018, D4R7 Construction s.r.o. caused environmental damage quantified at EUR 6.6 million on certain protected parcels of land located in Blatná na Ostrove by extracting more than 200,000 tons of dirt without a permit. D4R7 disputes these charges and has filed responsive pleadings and reports. The pre-trial investigative phase of this matter has concluded and the matter has been submitted to the court for review. The court will next decide whether there is sufficient evidence to support the allegations and if all legal requirements have been met.
The Group considers improbable that the investigation will give rise to risk and, therefore, no provision has been set aside with respect to this dispute.
Criminal Investigation for Alleged Unauthorized Handling of Waste at an Embankment in Jarovce.
The Police Force in Bratislava (Environmental Division) has pressed charges against D4R7 Construction s.r.o., for alleged unauthorized handling of waste under the Slovak Criminal Code. The allegation relates to the use of recycled dirt material for the construction of a road embankment without proper permits. The recycled material was purchased from local suppliers specialized in this type of material and no environmental damage occurred due to its use. If found responsible, D4R7 could face a fine, likely in the low six figures. Numerous pleadings and expert reports have been submitted by the parties, and the matter is expected to proceed to trial. To date, however, the court has not scheduled hearings to commence.
The Group considers improbable that the investigation will give rise to risk, and therefore, no provision has been set aside with respect to this dispute.
Bucaramanga Project (Colombia)
In December 2023, the National Infrastructure Authority (NIA) of Colombia imposed a fine for project delays on the concessionaire for the Ruta del Cacao project, Concesionaria Ruta del Cacao, S.A.S. The fine flows on a “back-to-back” basis to Consorcio Ferrocol Santander (CJV), the entity responsible for the construction of the project in which Ferrovial Construcción has a 70% stake. On January 13, 2025, the NIA ratified the fine amount, making it due and payable in February 2025. The concessionaire and CJV have initiated a proceeding seeking a declaration of force majeure. If the proceeding is successful, the NIA would be compelled to reduce and potentially nullify the fine amount. We expect a decision by June 2025. The impact of this delay and the associated costs have been considered in the provision for future losses in 2024 (also in 2023) relating to this project.
I-66 project (USA)
In 2016, FAM Construction, LLC (in which Ferrovial Construction US Corp. holds a 70% interest and Allan Myers VA holds a 30% interest) was awarded the design and construction of the Interstate 66 Outside the Beltway project.
In June 2024, project completion was agreed with the Virginia Department of Transportation. FAM Construction, LLC filed a lawsuit in January 2024 related to costs incurred due to the COVID-19 pandemic and associated matters.
These claims have been considered in the calculation of the Group’s future loss provisions in accordance with IFRS 15.
Power unit in Turów (Poland)
On January 17, 2025, Budimex S.A. received a lawsuit claiming EUR 248.2 million in liquidated damages and other damages for, among other things, reduced availability of the power unit and alleged delays in the remediation of disputed defects. The action was brought by the state-owned energy producer, PGE Górnictwo i Energetyka Konwencjonalna S.A. against the consortium responsible for the construction of a new power unit at the Turów Power Plant. The consortium comprises Mitsubishi Power Europe GmbH (52.84%), Técnicas Reunidas, S.A. (23.58%) and Budimex, S.A. (23.58%).
Taking into account the amount claimed and the associated costs involved with defending this lawsuit, the putative risk has been duly provisioned in accordance with Budimex's share in the consortium.
Matters previously reported
FBSerwis (Poland)
We previously reported on a broad investigation by the Polish Central Anticorruption Office into alleged tax fraud and money laundering, invoice forgery, and bribery that implicated two past members of the Management Board of FBSerwis, S.A., a subsidiary of Budimex. As previously reported, these individuals were dismissed by FBSerwis, S.A. and their employment terminated. The investigation appears to have been completed with respect to Budimex with no further developments related to the company.
I-285/SR400 Improvement Project (USA)
It was previously reported that North Perimeter Contractors, LLC whose sole member is Ferrovial Construction US Corp. had initiated upstream claims stemming from client-directed changes, weather events and other issues. These claims have been amicably resolved.
c) Litigation and other contingent liabilities relating to the Energy business
Ongoing contingent liabilities at December 2024:
Centella Project (Chile)
In 2018, the Republic of Chile awarded the design, construction and operation of a new 252km, 220KV- 580 MVA-double circuit transmission line ("Centella Project") to Centella Transmisión S.A. (an indirect wholly owned subsidiary of Ferrovial SE).
The project commenced operation on June 27, 2024 as formally acknowledged by the relevant authority on January 15, 2025.
Pursuant to restated terms of the award, commencement of operations of the transmission line should have occurred no later than January 15, 2024, but during construction, the project suffered certain delays due to unforeseen circumstances, including different force majeure events. In particular, on August 26, 2024, an extension of the final milestone (CoD) of the contract was successfully granted by the Ministry of Energy as a consequence of one of those force majeure events.
Out of the different force majeure events requested by Centella Transmisión S.A. to the Ministry of Energy, there are -as of today- two proceedings still pending, whose outcome could enable the Authority to call a guarantee bond and may apply certain penalties under the contract.
Although force majeure must be evaluated on a case-by-case basis, the Ministry of Energy has granted in the past different extensions of milestones due to force majeure events in the Centella Project and in other transmission projects in Chile.
As of December 31, 2024, the Group has recognised a provision to cover the estimated risk arising from this contingency.
d) Tax-related litigation
Ongoing litigation at December 2024:
As indicated in Note 6.3, Ferrovial has recorded provisions for taxes in its balance sheet for a total amount of EUR 84 million, EUR 85 million and EUR 200 million at December 31, 2024, 2023 and 2022, respectively.
These provisions essentially relate to ongoing litigation arising from tax assessments raised following tax audits in Spain for a disputed sum of EUR 200 million, EUR 207 million and EUR 332 million for 2024, 2023 and 2022 respectively, the most significant amounts relating to corporate income tax (CIT) and VAT for the periods 2002 to 2019.
Tax proceedings related to the tax amortization of financial goodwill on the acquisitions of Amey and Swissport
We are currently in ongoing litigation proceedings related to the tax amortization of financial goodwill paid on the acquisitions of Amey and Swissport. On September 27, 2023, the European General Court issued a ruling overturning the European Commission’s October 15, 2014, decision, which considered the Spanish tax depreciation of financial goodwill with respect to the indirect acquisition of non-resident companies to be “state aid” incompatible with the EU Treaty. The European General Court’s ruling upheld the appeals of Spain and several Spanish companies, including Ferrovial, finding that the European Commission’s decision violated the principles of legal certainty and protection of legitimate expectations. On December 14, 2023 the European Commission logged its appeal against this ruling before the Court of Justice of the European Union (C-780/23 P). The proceeding is currently ongoing.
As the Group considers there are sound grounds supporting its procedural stance in this proceeding, no provision has been recorded as of December 31, 2024. However, if the final ruling is unfavorable for the Group there will be an adverse effect of EUR 87.6 million on the Group's income statement in relation to additional Spanish CIT for FY 2002 to 2022. The maximum amount payable in connection with a potential unfavorable result would be EUR 42.0 million, as the remainder has already been settled by the Group. In case of a favorable ruling for the Group, the Spanish Tax Agency must refund the initially claimed and paid amounts (EUR 45.5 million).
Unconstitutional Royal Decree-Law 3/2016
On January 18, 2024, the Spanish Constitutional Court announced its ruling related to Royal Decree-Law 3/2016 (RDL 3/2016), on tax measures aimed at the consolidation of public finances, which amended corporate income taxation by limiting the offsetting of net operating losses (25% current limit versus 70% prior to RDL 3/2016), establishing limits on the application of double taxation deductions and forcing the inclusion in the tax base of impairment losses on portfolio investments deducted in previous years.
The Spanish Constitutional Court ruling resolves that the use of the Royal Decree-Law is not suitable for amending the essential elements of Corporate Income Tax (CIT), and that this practice infringes constitutional requirements. Based on the aforementioned grounds, the Spanish Constitutional Court overturned RDL 3/2016, which is considered null and void. The Company filed several lawsuits with respect to its CIT assessment for tax years 2016 through 2023 based on the same argument.
Based on the Spanish Constitutional Court ruling, the Company believes it is almost certain it will obtain a favorable ruling in its proceedings, with the expected amount to be recovered by the Group in relation to years 2016 to 2023 amounting to EUR 30.6 million, which has been recorded in 2024 consolidated financial statements.
6.5.2 Guarantees
a) Bank guarantees and other guarantees issued by insurance companies
In the course of business, the Group is exposed to possible risks the materialization of which is uncertain, relating to liability under the various contracts entered into in its business divisions.
The Group obtains bank guarantees and other guarantees issued by insurance companies to cover potential liabilities arising in the course of business. At December 31, 2024, the balance amounted to EUR 8,260 million (EUR 8,533 in 2023).
The following table contains a breakdown of the risk covered in each business area:

(Million euro)	Dec. 2024	Dec. 2023
Construction	7,074	7,013
Toll Roads	476	404
Airports	355	799
Energy	199	66
Other	157	251
TOTAL	8,260	8,533
The EUR 8,260 million, by type of instrument, relates to: i) EUR 2,888 million in bank guarantees; ii) EUR 4,666 million in guarantees provided by bonding agencies and iii) EUR 706 million in bank guarantees provided by insurance companies.
These guarantees cover the liability to customers for the proper performance of construction or services contracts involving Group companies; the guarantee would be enforced by the customer were a project not carried out.
Despite the significant amount of these guarantees, the impact that might arise is very low, since the Group companies perform contracts in accordance with the terms and conditions agreed upon with the customers and recognize provisions within the results of each contract for potential risks that might arise from such performance (Note 6.3).
Lastly, of the total amount of the Group's bank guarantees for continuing operations listed in the above table, EUR 359 million secures commitments to invest in the capital of infrastructure project companies, mainly JFK-NTO (Note 6.5.3).
b) Guarantees given by Group companies for other Group companies
As indicated previously, in general guarantees are provided among the Group companies to cover third-party liability arising from contractual, commercial or financial relationships.
Although these guarantees do not have any effect at the Group’s consolidated level, there are certain guarantees provided by ex-infrastructure project companies to infrastructure project companies (Note 1.1.4) which should be noted due to the classification of project borrowings as non-recourse debt (see Note b.1). Contingent capital guarantees).
Other guarantees have also been given to equity-accounted companies (see b.2. below).
b.1) Guarantees provided by ex-infrastructure project companies to infrastructure project companies to secure borrowings, which could give rise to future additional capital disbursements should the guaranteed events take place (contingent capital guarantees).
Two types of guarantees are given by ex-infrastructure project companies to infrastructure project companies:
•Guarantees securing the proper performance of construction and service contracts (Note 6.5.2.a).
•Guarantees related to risks other than the correct performance of construction and service contracts, which could give rise to future additional capital disbursements should the guaranteed events take place (some of which are also included in note 6.5.2.a) because they are bank guarantees).
The latter guarantees are explained in further detail in this section since, as mentioned in Note 5.2. on cash and the cash equivalent and borrowings, infrastructure project company borrowings are without recourse to the shareholders or with limited recourse to the guarantees provided and, therefore, it is relevant to distinguish the guarantees which, should the guaranteed event occur, could be enforced and lead to payments to the infrastructure project companies or the holders of their debt, other than the committed capital or investment mentioned in Note 6.5.3. They are referred to as contingent capital guarantees.
The detail, by beneficiary company, purpose and maximum amount, of outstanding guarantees of this nature at December 31, 2024 relating to fully consolidated infrastructure project companies, is as follows. It should be noted that these amounts relate to Ferrovial share:

BENEFICIARY COMPANY (PROJECT)	GUARANTEE PURPOSE	Dec. 2024
Conc. Prisiones Lledoners	Technical guarantee to repay amounts to the bank in the event of termination of the contract. Does not cover insolvency (default) or breach by the awarding entity	62
Centella	Bank guarantees to cover the achievement of various milestones and payment of any fines during the initial execution period. PCG to cover the liquidity gap up to EUR 20 million	50
TOTAL GUARANTEES FOR FULLY-CONSOLIDATED INFRASTRUCTURE PROJECTS		111
b.2) Other guarantees given to waste treatment plant companies (Note 3.2.)
The “Thalia” Group operates waste treatment facilities at Allerton, Cambridge, Milton Keynes and Isle of Wight in the UK with the majority of the facilities operated under concession contracts with different local authorities. The four concessions contracts represent the majority of our waste management operations and are expected to expire between 2026 and 2043.
The guarantees given by various Group companies totaled GBP 295 million in 2024. The guarantees are limited but the limitations do not apply in the event of liability arising in certain scenarios including from death or personal injury, fraud, willful misconduct and / or criminal conduct or abandonment.
In recent years, the plants have had issues in both the construction phase and the commissioning and operation phase, particularly in the case of Milton Keynes and the Isle of Wight plants. As indicated in Note 6.3., at year-end 2024, the Group recognized a provision for future losses relating to these plants in the amount of GBP 22 million (GBP 40 million as of December 31, 2023). The provision does not include business overheads estimated at GBP 8 million per annum.
c) Guarantees given in divestment processes
The sale agreements entered into during the divestment of the former Services Division include various guarantees given to the buyers in connection with a number of potential lawsuits or litigation in progress on the transaction dates.
Guarantees that met the relevant requirements of accounting legislation (IAS 37) were provisioned at the year-end. These provisions amount to EUR 19 million.
The main guarantees are as follows:
Litigation relating to the penalty proceedings opened by the Spanish National Markets and Competition Commission (CNMC) in relation to the road maintenance sector:
In July 2019, the CNMC initiated penalty proceedings against Ferroser Infraestructuras, S.A. (currently Serveo Infraestructuras S.A.), as well as against other companies in the sector, due to alleged anti-trust practices during tendering for maintenance and operations services for the State Road Network, arranged by the Ministry of Public Works.
In August 2021, notice was received of a Resolution by the CNMC’s Board declaring a very serious infringement of Article 1 of the Spanish Competition Law (LDC) and Article 101 of the Treaty on the Functioning of the European Union (TFUE). The Board imposed a fine of EUR 5.7 million.
A contentious-administrative appeal was filed against the resolution at the National High Court. In December 2021, notification was received of the admission of the appeal. On February 22, 2022, notification was received of the decision to suspend the penalty resolution in relation to both the fine and the prohibition on contracting. The appealed was suspended on May 10, 2022.
Ferroser Infraestructuras, S.A. (now Serveo Infraestructuras, S.A.) is one of the companies sold as a result of the divestment of the infrastructure maintenance business in Spain completed on January 31, 2022 and is therefore no longer controlled by Ferrovial SE.
Ferrovial gave a guarantee of EUR 6 million to the buyer in relation to this lawsuit, though for a limited period. This amount has been provisioned.
Tax proceedings
At December 31, 2022, guarantees had been granted to PREZERO in connection with various ongoing tax proceedings. The guarantees, which have been provisioned, amount to EUR 4.4 million.
d) Security interests in assets
The security interests in assets, are described in the following notes:
•Guarantees given for fixed assets (Note 3.4).
•Security interests in deposits or restricted cash (Note 5.2).
e) Guarantees received from third parties
At December 31, 2024, Ferrovial had received guarantees from third parties totaling EUR 1,575 million (EUR 1,757 million at December 31 2023), mainly in the Ferrovial Construction companies in the United States (EUR 1,235 million) the Budimex Group (EUR 158 million) and other construction companies (EUR 180 million), particularly noteworthy were the companies in the UK (EUR 119 million) and Spain (EUR 22 million).
These third party guarantees are technical guarantees that are offered by certain subcontractors or suppliers in the construction business in order to guarantee full compliance with their contractual obligations with regard to the work they are engaged to complete, and may not be sold or pledged.
6.5.3. Commitments
As described in Note 1.1, infrastructure projects are performed under long-term contracts where the concession operator is a company in which the Group has interests, either alone or together with other partners, and the borrowings necessary for financing the project are allocated to the project itself, without recourse to the shareholders or with recourse limited to the guarantees provided, under the terms set forth in Note 5.2 From a management viewpoint, Ferrovial takes into account only the investment commitments related to project capital, since the investment in the assets is financed by the project company’s borrowings.
a) Investment commitments
The investment commitments undertaken by the Group in relation to capital contributions to infrastructure projects amount to EUR 427 million (EUR 850 million in 2023). The decrease during the year 2024 is explained primarily by the capital contributions made by Ferrovial to the new
Terminal One at New York’s JFK Airport and US Toll Roads. The investment commitments to the new Terminal One at New York´s JFK Airport at 31 December 2024 amount to EUR 329 million (EUR 768 million in December 2023).
A breakdown of the Group’s commitments to invest capital in infrastructure project companies is as follows:

(Million euro)	2025	2026	2027	2028	2029	2030 AND BEYOND	TOTAL
Toll Roads	—	5	—	—	—	—	5
Construction	1	—	—	—	—	—	1
Energy	22	23	—	1	—	—	45
INVESTMENTS IN FULLY- CONSOLIDATED INFRASTRUCTURE PROJECT COMPANIES	23	28	—	1	—	—	52
Toll Roads	28	—	18	—	—	—	46
Airports	258	71	—	—	—	—	329
Construction	1	—	—	—	—	—	1
INVESTMENTS IN EQUITY- ACCOUNTED INFRASTRUCTURE PROJECT COMPANIES	287	71	18	—	—	—	376
TOTAL INVESTMENTS IN INFRASTRUCTURE PROJECT COMPANIES	310	99	18	1	—	—	427
On top of the committed investments shown above, worth mentioning additional EUR 285 million of committed investments corresponding to projects still pending of financial closing, mainly related to Anillo Vial Periférico (EUR 205 million of future investment commitments and EUR 13 million that have been already contributed in 2024), and renewable energy projects in the US and Poland.
In addition, commitments were made to invest up to EUR 35 million in companies in which Ferrovial holds non-controlling interests that are engaged in projects related primarily to innovation and mobility.
b) Environmental commitments
Any operation undertaken mainly to prevent, reduce or repair damage to the environment is treated as an environmental activity.
Costs incurred to protect and improve the environment are taken to profit or loss in the year in which they are incurred, irrespective of when the resulting monetary or financial flow takes place.
Provisions for probable or certain environmental liability, litigation in progress and indemnities or other outstanding obligations of undetermined amount not covered by insurance policies are recorded when the liability or obligation giving rise to the indemnity or payment arises.